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                                                                 Exhibit 10.21

                       AMENDMENT TO TRANSACTION DOCUMENTS

          THIS AMENDMENT, dated as of December 18, 1996, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Term Loan Agreement referred to below, the Lenders party to the ICV Credit Agreement referred to below, and MELLON BANK, N.A., a national banking association, as Agent under such Revolving Credit Agreement, as Agent under such Term Loan Agreement and as Agent under such ICV Credit Agreement.

                                    RECITALS:

          A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of June 29, 1995 among Primark Corporation (the "Borrower"), the Issuing Banks referred to therein, the Lenders parties thereto from time to time, Mellon Bank, N.A., The First National Bank of Boston, and NationsBank, N.A. (Carolinas), as Co-Agents, and Mellon Bank, N.A., as Agent, (b) a Term Loan Agreement (as amended, the "Term Loan Agreement") dated as of June 29, 1995 among the Borrower, the Lenders parties thereto from time to time, Mellon Bank, N.A., The First National Bank of Boston and NationsBank, N.A. (Carolinas), as Co-Agents, and Mellon Bank, N.A., as Agent, (c) a Credit Agreement (as amended, the "ICV Credit Agreement") dated as of October 23, 1996 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent. The Revolving Credit Agreement and the Term Loan Agreement have been amended by (i) a letter agreement dated August 8, 1995 (which, among other things, added NationsBank, N.A. (Carolinas) as Co-Agent to the Revolving Credit Agreement and the Term Loan Agreement as initially constituted), (ii) an Amendment to Transaction Documents dated as of March 12, 1996, (iii) an Amendment to Transaction Documents dated as of June 27, 1996, (iv) an Amendment to Transaction Documents dated as of September 30, 1996, and (v) an Amendment to Transaction Documents dated as of October 23, 1996.

          B. The parties hereto desire to amend further the Revolving Credit Agreement, the Term Loan Agreement and the ICV Credit Agreement.

          NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

          SECTION 1. AMENDMENTS RELATING TO SECTION 7.08 (MERGERS, ETC.).

          (a) Section 1.01 of Annex A to each of the Revolving Credit Agreement, the Term Loan Agreement and the ICV Credit Agreement is hereby amended to add the following new defined term in its appropriate place in alphabetical order:

          "Adjusted Acquisition Consideration" in connection with an acquisition of a type referred to in clause (y) or (z) of Section 7.08 hereof by the Borrower or a Subsidiary of the Borrower means the amount, not less than zero, equal to:

               (a) the gross consideration paid or payable by the Borrower and its Subsidiaries in connection with such acquisition (including, without limitation, the purchase price therefor and transaction expenses), with non-cash consideration valued at its fair market value on the closing date of the acquisition; provided, that for purposes of this clause (a) (i) the value of consideration in the form of Shares of Capital Stock of the Borrower or options or warrants therefor shall be deemed zero, and (ii) the value of consideration in the form of Indebtedness or other deferred payment obligations of the Borrower or its Subsidiaries (exclusive of Indebtedness or other deferred payment obligations payable and paid exclusively in Shares of Capital Stock of the
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          Borrower or options or warrants therefor) shall be deemed the maximum aggregate amount of all payments which in any circumstances may be required thereunder, as determined at the time such Indebtedness or other deferred payment obligation is incurred (except that, for purposes of this clause (ii), interest on Indebtedness accruing after such determination date at a market rate shall be excluded from such maximum aggregate amount), plus

               (b) the aggregate Indebtedness and Guarantee Equivalents assumed or incurred, directly or indirectly, by the Borrower or any Subsidiary of the Borrower in connection with such acquisition (including, in the case of an acquisition of any or all of the Shares of Capital Stock or other equity interests of a Person, the aggregate Indebtedness and Guarantee Equivalents of such Person), exclusive of Indebtedness and Guarantee Equivalents of the Person being acquired constituting current accounts payable of such Person on normal trade terms to trade creditors arising out of purchases of goods or services in the ordinary course of business and not incurred in contemplation of such acquisition, minus

               (c) the aggregate cash and Cash Equivalent Investments (valued at the lower of cost or market) acquired by the Borrower and its Subsidiaries in such acquisition (including, in the case of an acquisition of all, but not less than all, of the Shares of Capital Stock or other equity interests of a Person, the aggregate cash and Cash Equivalent Investments of such Person, it being understood that in the event that the Borrower and its Subsidiaries acquire less than all of the Shares of Capital Stock or other equity interests of a Person, no part of the cash or Cash Equivalent Investments of such Person shall be deemed within the scope of this clause (c)); provided, that in the event that the Borrower and its Subsidiaries acquire all of the Shares of Capital Stock or other equity interests of a Person, the cash and Cash Equivalent Investments of such Person shall be deemed within the scope of this clause (c) only in the event that the relevant acquisition agreement requires such Person to own a minimum amount of cash and Cash Equivalent Investments, or provides for a dollar-for-dollar reduction in the purchase price to the extent such Person's cash and Cash Equivalent Investments are less than a specified minimum amount.

          (b) Section 7.08 of each of the Revolving Credit Agreement, the Term Loan Agreement and the ICV Credit Agreement is hereby amended to read as follows:

          7.08. MERGERS, ETC. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, directly or indirectly, (w) merge with or into or consolidate with any other Person, or (x) liquidate, Wind-Up, dissolve or divide, (y) acquire all or any substantial portion of the properties of any going concern or going line of business (whether or not constituting a distinct legal entity), or (z) acquire all or any substantial portion of the properties of any other Person, or all or any substantial portion of the Shares of Capital Stock of any other Person which is organized as a Corporation, or all or any substantial portion of any equity interest in any other Person which is not organized as a Corporation, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except for the following (referred to herein as "Permitted Mergers"):

               (a) A Subsidiary of the Borrower may merge with or into or consolidate with, or acquire all or any substantial portion of the properties of, or liquidate or dissolve into, any other Subsidiary of the Borrower, if the acquiring, surviving or new Corporation shall be a Wholly Owned Subsidiary of the Borrower; and

               (b) The Borrower, or a Subsidiary of the Borrower, may make acquisitions of the types referred to in the foregoing clauses (y) and
          (z) of properties of Persons other than a Subsidiary of the Borrower, consistent with the other provisions of this Agreement and the other Loan Documents, provided that the aggregate Adjusted Acquisition Consideration in connection with all such acquisitions made after June 29, 1995 shall not exceed the sum of $20,000,000 plus the


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          amount, not less than zero, equal to (A) the aggregate amount of cash proceeds (net of underwriting discounts, fees and other transaction costs) received by the Borrower after June 29, 1995 from issuance of Shares of Capital Stock of the Borrower (or options or warrants therefor), minus (B) the aggregate amount of Stock Payments made by the Borrower under Section 7.06(a) hereof after June 29, 1995 (it being understood that Designated Stock Repurchases are not Stock Payments of the type referred to in this clause (B)).

          SECTION 2. EFFECTIVENESS AND EFFECT, ETC.

          (a) This Amendment shall become effective on the day on which Mellon Bank, N.A., as Agent under each of the Revolving Credit Agreement, Term Loan Agreement and ICV Credit Agreement, shall have received counterparts hereof duly executed by the Borrower, "Required Lenders" and the "Agent" under the Revolving Credit Agreement, "Required Lenders" and the "Agent" under the Term Loan Agreement, and "Required Lenders" and the "Agent" under the ICV Credit Agreement.

          (b) The Revolving Credit Agreement, the Term Loan Agreement and the ICV Credit Agreement, as amended by the letter agreement dated August 8, 1995, the Amendment to Transaction Documents dated as of March 12, 1996, the Amendment to Transaction Documents dated as of June 27, 1996, the Amendment to Transaction Documents dated as of September 30, 1996, the Amendment to Transaction Documents dated as of October 23, 1996, and as amended and modified hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party under the Revolving Credit Agreement, the Term Loan Agreement or the ICV Credit Agreement or constitute a waiver of any provision of any of the foregoing.

          SECTION 3. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment constitutes a Transaction Document and is a requested amendment within the meaning of Sections 10.06(a) of each of the Revolving Credit Agreement, the Term Loan Agreement and the ICV Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        PRIMARK CORPORATION


                                        By /s/ Stephen H. Curran
                                           ---------------------------------
                                        Name: Stephen H. Curran
                                        Title: CFO


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                                        MELLON BANK, N.A.,
                                        individually and as Agent under each of
                                        the Revolving Credit Agreement, the
                                        Term Loan Agreement and ICV Credit
                                        Agreement

                                        By /s/ R. JANE WESTRICH
                                           ---------------------------------
                                        Name: R. Jane Westrich
                                        Title: Vice President


CONSENTED AND AGREED:

THE FIRST NATIONAL BANK OF BOSTON

By /s/ ROBERTA F. KEELER
   ---------------------------------
Name: Roberta F. Keeler
Title: Vice President

NATIONSBANK, N.A.

By /s/ ELIZABETH S. DUFF
   ---------------------------------
Name: Elizabeth S. Duff
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

By /s/ DEREK BONNAR
   ---------------------------------
Name: DEREK BONNAR
Title: VICE PRESIDENT

THE FUJI BANK, LIMITED

By /s/ TEIJI TERAMOTO
   ---------------------------------
Name: TEIJI TERAMOTO
Title: Vice President & Manager

THE CHASE MANHATTAN BANK

By /s/ DAVID M. NACKLEY
   ---------------------------------
Name: DAVID M. NACKLEY
Title: Vice President


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FIRST AMERICAN NATIONAL BANK

By  /s/ Scott M. Bane
   ---------------------------------
Name: Scott M. Bane
Title: Senior Vice President



THE BANK OF TOKYO - MITSUBISHI, LIMITED, successor by merger to THE MITSUBISHI BANK, LIMITED

By /s/ Nicholas J. Campbell, Jr.
   ---------------------------------
Name: Nicholas J. Campbell, Jr.
Title: Attorney-in-Fact


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